SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):       July 27, 2004

Liberty Property Trust
Liberty Property Limited Partnership

(Exact Name of Registrant Specified in Charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 Valley Stream Parkway Malvern, PA		19355

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:       (610) 648-1700

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE DATED JULY 26, 2004

Item 12. Results of Operations and Financial Condition.

     On July 26, 2004, the Registrants issued a press release announcing the Registrants’ financial results for the quarter ended June 30, 2004. The Registrants are furnishing the press release as Exhibit 99 to this Current Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST
By:	/s/ George J. Alburger, Jr.
George J. Alburger, Jr.
Chief Financial Officer

LIBERTY PROPERTY LIMITED PARTNERSHIP
By:	Liberty Property Trust, its sole General Partner

By:	/s/ George J. Alburger, Jr.
George J. Alburger, Jr.
Chief Financial Officer

Dated: July 27, 2004

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EXHIBIT INDEX

Exhibit Number	Exhibit Title
99	Press Release by the Registrants, dated July 26, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.

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